UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 29, 2018 (March 25, 2018)

Commission file number: 333-216143

ADVECO GROUP, INC.
(Exact name of Company as specified in its charter)

Nevada	98-1326996
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification number.)

Room 1424 Block 3 Zhong Jian Jin Xiang Plaza Hubei, China	050061
(Address of Principal Executive Offices)	(Zip Code)

(86) 0724-6702631

(Company’s Telephone Number, Including Area Code)

NA

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 Change in Registrant’s Certifying Accountant

Effective March 25, 2018, the Board of Directors of Adveco Group, Inc., a Nevada corporation (“we” or “us” or the “Company”), decided to retain WWC, P.C. (“WWC”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017 and dismiss Bharat Parikh & Associates (“BPA”) as Company’s independent registered public accounting firm. The decision to retain WWC and dismiss BPA as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on March 25, 2018.

During the Company’s most recent fiscal year, the subsequent interim period thereto, and through March 25, 2018, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with BPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the BPA would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the Company’s most recent fiscal year, the subsequent interim period thereto, and through March 25, 2018, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

Prior to retaining the WWC, the Company did not consult with the WWC regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

On March 28, 2018, the Company provided the BPA with its disclosures in the Current Report on Form 8-K disclosing the dismissal of the BPA and requested in writing that the BPA furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. A copy of BPA’s letter will be filed as an amendment to this report within two business days of receipt by the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Adveco Group, Inc.

Dated: March 29, 2018	By:	/s/ Ma Xuebing
	Name:	Ma Xuebing
	Title:	Chief Executive Officer

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